UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2016

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On July 29, 2016, Cole Operating Partnership IV, LP (“CCPT IV OP”), the operating partnership of Cole Credit Property Trust IV, Inc. (the “Company”), entered into a Third Modification Agreement (the “Third Modification”) by and among CCPT IV OP, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lender parties thereto. The Third Modification modifies the Company’s amended and restated unsecured credit agreement, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2013 and as modified from time to time (the “Amended and Restated Credit Agreement”), to, among other things, (i) increase the maximum permitted unsecured debt to unencumbered asset value ratio from 50% to 60%, (ii) eliminate the independent requirement that the pool of qualified properties has a minimum unencumbered asset value and (iii) increase the maximum permitted secured debt ratio from 30% to 40%.

The Third Modification contains customary representations, warranties and borrowing conditions. CCPT IV OP paid certain fees under the Third Modification, including an up-front fee. Other than the modified terms described above, the material terms of the Amended and Restated Credit Agreement remain unchanged. As of July 29, 2016, CCPT IV OP had approximately $1.1 billion outstanding under the Amended and Restated Credit Agreement.
The foregoing description of the Third Modification does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Modification, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Third Modification Agreement, dated July 29, 2016, by and among Cole Operating Partnership IV, LP, JPMorgan Chase Bank, N.A. as administrative agent, and other lending institutions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2016	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Michael J. Bartolotta
	Name:	Michael J. Bartolotta
	Title:	Interim Chief Financial Officer and Treasurer
Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Third Modification Agreement, dated July 29, 2016, by and among Cole Operating Partnership IV, LP, JPMorgan Chase Bank, N.A. as administrative agent, and other lending institutions.

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